EXHIBIT 10.3

Waiver and Termination Agreement
By signature below, the undersigned “Executive” acknowledges and agrees with Newell Brands Inc. (the “Company”) that the Newell Brands Executive Severance Plan (the “Plan”), effective July 26, 2019, replaces and supersedes, and the Executive hereby waives, any rights to severance payments and other severance benefits under any employment security agreement (“ESA”) or other written agreement between Executive and the Company and/or any of its Affiliates in effect as of the effective date of Executive’s participation in the Plan (other than any provisions thereof that apply to Executive’s awards with respect to the securities of Newell that were granted prior to the effective date of Executive’s participation in the Plan); provided that, notwithstanding any other provision of the Plan, all of Executive’s awards with respect to the securities of the Company that are still outstanding upon the date of Executive’s termination of employment and that were granted prior to the date Executive signed this Agreement shall continue to be subject to, and enjoy the benefits and protections under, the terms of the applicable award agreement and any other plan, agreement, policy or other arrangement, including any ESA or other written compensation arrangement, to which such awards are subject as of the date Executive signs this Agreement, without application of Sections I.e and II.d of the Plan.
Acknowledged and agreed:

"EXECUTIVE"

By:
Name:
Date:

NEWELL BRANDS INC.

By:
Name:
Title:
Date: